Exhibit 99.1

NEWS RELEASE Dawson Geophysical Company 508 W. Wall, Suite 800 Midland, TX 79701

Company contact:

Stephen C. Jumper, CEO and President

James K. Brata, Chief Financial Officer
(800) 332-9766
www.dawson3d.com

Dawson Geophysical to Issue Second Quarter 2020 Results and

Hold Investor Conference Call

MIDLAND, Texas, July 23, 2020/PRNewswire/Dawson Geophysical Company (NASDAQ: DWSN) announced today that it plans to publicly release preliminary and unaudited financial results for the quarter ended June 30, 2020, the Company’s second quarter of 2020, before the market opens on Thursday, July 30, 2020. An investor conference call to review the second quarter results will be held on Thursday, July 30, 2020, at 9:00 a.m. Central Time.

Date:	Thursday, July 30, 2020

Time:	10:00 AM ET 9:00 AM CT 8:00 AM MT 7:00 AM PT

Call:	1-800-289-0438 (US) and 1-323-794-2423 (Toll/International)

Internet:	Live and rebroadcast over the internet, log onto http://www.dawson3d.com

Replay:	Available until Sunday, August 30, 2020, at 1-844-512-2921 (Toll-Free) and 1-412-317-6671 (Toll/International), Passcode 5281996, and available until August 30, 2020 on the Company’s web site at http://www.dawson3d.com

About Dawson Geophysical Company

Dawson Geophysical Company is a leading provider of U.S. onshore seismic data acquisition services with operations throughout the continental United States and Canada. Dawson acquires and processes 2-D, 3-D and multi-component seismic data solely for its clients, ranging from major oil and gas companies to independent oil and gas operators as well as providers of multi-client data libraries.

Forward-Looking Statements

In accordance with the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995, the Company cautions that statements in this press release which are forward-looking and which provide other than historical information involve risks and uncertainties that may materially affect the Company’s actual results of operations. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Actual results could differ materially from those contemplated by the forward-looking statements as a result of certain factors. These risks include, but are not limited to, dependence upon energy industry spending; changes in exploration and production spending by our customers and changes in the level of oil and natural gas exploration and development; the results of operations and financial condition of our customers, particularly during extended periods of low prices for crude oil and natural gas; the volatility of oil and natural gas prices; changes in economic conditions; the severity and duration of the COVID-19 pandemic, related economic repercussions and the resulting negative impact on demand for oil and gas; the current significant surplus in the supply of oil and the ability of the Organization of the Petroleum Exporting Countries and its allies, collectively known as OPEC+, to agree on and comply with supply limitations; the duration and magnitude of the unprecedented disruption in the oil and gas industry currently resulting from the impact of the foregoing factors, which is negatively impacting our business; the potential for contract delays; reductions or cancellations of service contracts; limited number of customers; credit risk related to our customers; reduced utilization; high fixed costs of operations and high capital requirements; operational challenges relating to the COVID-19 pandemic and efforts to mitigate the spread of the virus, including logistical challenges, protecting the health and well-being of our employees and remote work arrangements; industry competition; external factors affecting the Company’s crews such as weather interruptions and inability to obtain land access rights of way; whether the Company enters into turnkey or day rate contracts; crew productivity; the availability of capital resources; and disruptions in the global economy. A discussion of these and other factors, including risks and uncertainties, is set forth in the Company’s Annual Report on Form 10-K that was filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 6, 2020 and any subsequent Quarterly Reports on Form 10-Q filed with the SEC. The Company disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.